UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 12, 2008

______________

PharmaNet Development Group, Inc.

(Exact Name of Registrant as Specified in Charter)

_____________

Delaware	001-16119	59-2407464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Carnegie Center, Princeton, NJ 08540

(Address of Principal Executive Offices) (Zip Code)

(609) 951-6800

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2008, the Compensation Committee of PharmaNet Development Group, Inc. (“PDGI” or the “Company”), approved a three year extension to the terms of the employment agreement of its President and Chief Executive Officer, Jeffrey P. McMullen.  Accordingly, Mr. McMullen’s employment agreement will now expire on December 31, 2011.

The additional material terms of Mr. McMullen’s existing employment agreement remained unchanged, except to the extent necessary to comply with Section 409A of the Internal Revenue Code.

The employment agreement will be filed as an exhibit to PDGI’s annual report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 17, 2008

PHARMANET DEVELOPMENT GROUP, INC.
By:	/s/ John P. Hamill
Name: John P. Hamill
Title: EVP and Chief Financial Officer